UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-01466

                                    Pioneer Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2016 through December 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.



                        Pioneer Fund

--------------------------------------------------------------------------------
                        Annual Report | December 31, 2016
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                        Ticker Symbols:

                        Class A    PIODX
                        Class C    PCODX
                        Class R    PIORX
                        Class Y    PYODX

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          24

Notes to Financial Statements                                                 32

Report of Independent Registered Public Accounting Firm                       39

Approval of Investment Advisory Agreement                                     41

Trustees, Officers and Service Providers                                      46

                                       Pioneer Fund | Annual Report | 12/31/16 1

President's Letter

Dear Shareowner,

The 2016 calendar year featured many swings in market sentiment, both in the equity and fixed-income markets. After a slow start to the year, the markets began to rally in mid-February 2016 with a recovery in the prices of oil and other commodities, as well as slow, positive progress in US employment figures. The rally persisted throughout much of the remaining 10 months of 2016, gaining further momentum in the second half of the year when US gross domestic product
(GDP) growth showed solid improvement during the third quarter and unemployment continued to decline. Finally, in November, the election of Donald Trump as the 45th President of the United States sparked a dramatic late-year market upturn that saw US equities briefly climb to all-time highs. Speculation that the new Trump administration's policies would stimulate the US economy through reduced taxes, less regulation, and increased government spending on infrastructure, fueled the year-end rally. For the full 12 months ended December 31, 2016, the Standard & Poor's 500 Index, a broad measure of US stock market performance, returned a strong 11.9%.

In bond markets, the Federal Reserve Board's (the Fed's) 0.25% hike in the Federal funds rate in December 2016, its first rate increase in a year, contributed to a sell-off in US Treasuries. The pullback from Treasuries also derived from the market's increased inflation and growth expectations under the incoming Trump administration. Elsewhere within fixed income, corporate credit, particularly in the high-yield segment of the market, performed well over the fourth quarter and the full calendar year. US high-yield securities, as measured by the Bank of America Merrill Lynch US High Yield Index, returned a robust 17.5% for the 12 months ended December 31, 2016, with a rally in the energy sector following the recovery in oil and other commodity prices last February bolstering the high-yield market's performance. Meanwhile, the Bloomberg Barclays US Aggregate Bond Index, which tracks the performance of Treasury and agency issues, corporate bond issues, and mortgage-backed securities, returned 2.7% for the same 12-month period, reflecting the relative weakness in government bonds.

The US economy's underlying fundamentals seem solid, and growth prospects for 2017 appear healthy. However, we remain concerned about risks to the economy of potentially disruptive trade policies pursued by the Trump administration. Barring a damaging trade war, though, we anticipate the Fed will continue to hike short-term interest rates gradually during 2017. In addition, we expect the Fed to consider carefully the potential economic effects of any fiscal policies enacted by the new Trump administration and the Republican-controlled Congress. In that regard, we believe President Trump's economic policies, if they come to fruition, could help boost real GDP growth. However, the impact of Trump's policies on US GDP may be greater in 2018 rather than in 2017. Still, even prior to the late-year "Trump rally," US GDP growth appeared to settling in at a sustainable annual pace of more than 2% as 2016 drew to a close, following some weaker performance in the first half of the year. Continued improvement in the employment market driven in part by gains in manufacturing output were among the factors behind the bounce-back in GDP.

2 Pioneer Fund | Annual Report | 12/31/16

While economic conditions inside the US appear solid, many economies around the world continue to experience slow growth rates. Moreover, several countries in various regions face a number of challenges in 2017 and beyond, including the shifting geopolitics driving "Brexit" - the United Kingdom's pending exit from the European Union - as well as related populist movements in Europe, limited productivity gains, aging populations, and transitioning economic models in China and other emerging markets. In recent years, global central banks have kept interest rates at close to zero in an effort to stimulate economic growth. While financial markets often benefited from the low rates, it now appears that those policies may be losing their effectiveness, leaving central banks little room to maneuver going forward. Moreover, the low interest rates have caused government bond yields to plummet, presenting a dilemma for the income-oriented investor.

Against this backdrop of still-low global interest rates, shifting priorities of central banks, evolving demographics, and numerous geopolitical concerns, we believe investors are likely to face ongoing challenges and much uncertainty when it comes to finding opportunities for both income and capital appreciation. While much has been made of passive investing as a possible source of stability in this uncertain environment, it is our view that all investment decisions are active choices. Throughout Pioneer's history, we have believed in the importance of active management. During challenging market conditions, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
December 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                                       Pioneer Fund | Annual Report | 12/31/16 3

Portfolio Management Discussion | 12/31/16

In the following discussion, Jeff Kripke and John A. Carey discuss the market environment during the 12-month period ended December 31, 2016, and Pioneer Fund's performance during the period. Mr. Kripke, a senior vice president and a portfolio manager at Pioneer, is responsible for the day-to-day management of the Fund, along with Mr. Carey, Executive Vice President and a portfolio manager at Pioneer, and Walter Hunnewell, Jr., a vice president and a portfolio manager at Pioneer.

Q How did the Fund perform during the 12-month period ended December 31, 2016?

A Pioneer Fund's Class A shares returned 9.60% at net asset value during the 12-month period ended December 31, 2016, while the Fund's benchmark, the Standard & Poor's 500 Index (the S&P 500), returned 11.94%. During the same period, the average return of the 874 mutual funds in Lipper's Large-Cap Core Funds category was 10.04%, and the average return of the 1,409 mutual funds in Morningstar's Large Blend Funds category was 10.37%.

Q How would you describe the market environment for equities during the 12-month period ended December 31, 2016?

A The first several weeks of the period saw the stock market decline in the United States. A rate increase by the Federal Reserve (the Fed) in December 2015, together with lackluster and even declining corporate earnings, slumping oil prices, and geopolitical tensions, caused concern among investors. Then, in the middle of February 2016, began a recovery that essentially continued through period end, a couple of minor setbacks notwithstanding. Explanations for the change in market direction ranged from decreasing concern that the Fed would push rates up too quickly, to recovering prices of oil and other commodities, to expectations for stronger economic activity in the second half of calendar year 2016. The market rally received another boost after the U.S. election in November, driven primarily by speculation that the new Trump administration's policies will stimulate the economy through lower taxes, less regulation, and increased government spending on infrastructure.

     The economic optimism led investors to bid up the prices of more cyclical, value stocks, as the Russell 1000 Value Index (+17.34%) easily outperformed the S&P 500 (+11.94%), the Fund's benchmark, during the period. Within the S&P 500, energy stocks (+27.34%) were the clear winners for the period, driven up by the rally in oil and commodity prices that began in February 2016. Every sector in the S&P 500, except health care, finished the 12-month period in positive territory.

4 Pioneer Fund | Annual Report | 12/31/16

Q What were the main reasons for the Fund's underperformance of the S&P 500 benchmark during the 12-month period ended December 31, 2016?

A The biggest factors in the Fund's underperformance of the S&P 500 during the period were stock selection results in the financials and information technology sectors, an underweight to the strong-performing telecommunication services sector, and an overweight to the underperforming health care sector.

     In financials, the portfolio's positions in Bank of America (BofA) and Wells Fargo were the two biggest detractors from the Fund's benchmark-relative performance during the period. With BofA, the Fund's underperformance came down to a matter of timing, as we sold the position after the shares declined in value early in the period, partly due to the Fed's inaction on interest rates. The stock then surged upward during the post-election rally, and so we missed on both ends. We exited the Wells Fargo position during the period after it underperformed.

     In information technology, 2016 was a year where we saw many of the larger, growth-oriented companies consolidate their 2015 gains, while the market developed a value bias towards the sector. Due to these factors, the biggest detractor from the Fund's benchmark-relative returns in the sector was Alphabet (formerly Google). Other big names such as Facebook and Intel also underperformed. We remain positive about all of those positions. With regard to Intel, we are very constructive about the stock going forward. The company is still going through a transition from value to growth, and it has the market share lead in data chips, which play a major role in several "internet of things" components. Intel is also a well-managed company with a good dividend*.

     Two other positions that were major detractors from the Fund's benchmark-relative performance during the period were Medtronic, in health care, and CVS Health, in consumer staples. Medtronic's share price dropped following a late-year quarterly results report in which management's forward guidance came in below expectations. We actually increased the portfolio's position in Medtronic during the stock's downdraft, as the company also has as strong balance sheet and a good dividend, and should benefit from the forthcoming new-product cycle. CVS Health has been a strong performer for the Fund for quite a while, but management took down earnings guidance recently, in part due to increased competition from rival Walgreens in the PBM (pharmacy benefits management) side of the business.

*    Dividends are not guaranteed.

                                       Pioneer Fund | Annual Report | 12/31/16 5

     With regard to sector allocation, the portfolio's overweight to health care detracted from the Fund's benchmark-relative returns as the sector turned in a negative performance for the full 12-month period. Health care stocks struggled in part because of the political rhetoric coming out of the campaign season with regard to drug pricing, and slumped again after the future of the Affordable Care Act came into question in the wake of Donald Trump's victory in November. We took the portfolio's health care weighting down as the period progressed, with fewer biotech and pharmaceutical names. Early in the period, the Fund's underweights to rate-sensitive sectors such as telecommunication services also detracted from benchmark-relative returns, as telecom stocks rallied when the Fed delayed action on interest rates for most of the calendar year.

Q Which factors or individual positions contributed to the Fund's benchmark-relative performance during the 12-month period ended December 31, 2016?

A With regard to individual holdings, two financials stocks, Goldman Sachs and JPMorgan Chase, were among the strongest contributors to the Fund's benchmark-relative performance, with Goldman Sachs the top contributor holding overall. We have been transitioning to a higher-quality financials portfolio, which includes some larger investment banks such as Goldman and JPMorgan, both of which should continue to benefit, we think, from President Trump's proposed pro-growth policies aimed at driving more investment, business start-ups, and mergers and acquisitions activity.

     In energy, the portfolio's large position in Chevron was the second-biggest contributor to the Fund's benchmark-relative performance (after Goldman Sachs) during the period. Chevron's stock price rallied with the rebound in energy prices. We have a positive outlook for Chevron, as the company is a big player in the North American shale space, and its LNG (liquefied natural gas) operations in Australia are now underway after a few delays. In industrials, the Fund's position in railroad CSX was another strong contributor to benchmark-relative returns during the period. CSX has dramatically improved operations over the past five years, and the stock is attractively valued.

     Benchmark-relative returns also benefited from the Fund's zero weighting in the rate-sensitive real estate sector, which struggled late in the period as investors anticipated higher interest rates.

6 Pioneer Fund | Annual Report | 12/31/16

Q Could you discuss some of the changes/additions you made in the Fund's portfolio during the 12-month period ended December 31, 2016?

A As noted earlier, we reduced the portfolio's allocation to health care during the period, a decision aimed at lowering some of the regulatory and pricing risk, and reducing overall exposure to the sector. We did add a few new names in health care such as biotech firm Incyte, which has a very attractive new-product pipeline, including its cutting-edge oncology portfolio. In consumer staples, we sold the portfolio's shares of both Dr. Pepper Snapple and Coca-Cola in order to fund our purchase of PepsiCo. We believe Pepsi's snack foods business has a more attractive organic growth story and faces less consumer backlash compared with carbonated soft drinks, which also face the imposition of sugar taxes in many different jurisdictions.

     In industrials, we purchased shares of railroad Kansas City Southern (KSU) during the period. We anticipate stronger economic growth in the U.S., and we view our play on railroads as a way to benefit from an improving economy. KSU's shares struggled after we purchased them, a reaction to concerns over trade flows between the USA and Mexico in a Trump administration. We feel that the KSU railroad franchise still has room to grow, however, if not as quickly as in the past.

     Finally, in consumer discretionary, we added shares of BorgWarner, an automotive industry components and parts supplier. We bought BorgWarner despite market concerns that the auto unit-build rate may decline. We believe the build rate will actually remain robust in 2017 and beyond, as the average age of cars in the U.S. rose to 11.6 years in 2016 from 11.5 years in 2015. This increase occurred despite the high new build rate in 2016.

Q Did the Fund invest in any derivatives during the 12-month period ended December 31, 2016?

A    No. The Fund had no exposure to derivatives during the period.

Q    What is your outlook for 2017?

A We remain constructive in our outlook for equities going into the new calendar year, as valuations are not overly stretched and we believe corporate earnings should grow at a double-digit pace in 2017. In the near-term, however, we believe equities are overdue for a correction, given their strong recent performance and the risks related to the Fed's intention to

                                       Pioneer Fund | Annual Report | 12/31/16 7
     tighten monetary policy via interest-rate increases, as well as to potential changes in U.S. trade policy. We believe lower-quality stocks are most vulnerable to a correction given their high valuations. As a result, we remain focused on the Fund's holding stocks of higher-quality large-cap companies within both the value and growth universes, and believe such stocks will outperform in 2017.

     In terms of sector weightings, the Fund remains overweight in information technology, as we believe innovation - with the move to the cloud, virtual reality, and the so-called "internet of things" - will drive growth in the future. Valuations in the sector also look better than they have in a long time. The Fund is underweight to the consumer sectors, as we prefer to wait and see when it comes to future job creation and consumer spending levels. Gas prices have inched up, and so has the cost of health care, leaving less disposable income in consumers' pockets. If President Trump follows through on his promise to repeal/replace the Affordable Care Act, that could provide consumers with a boost. Finally, the Fund remains overweight in the financials sector at year end, with an emphasis on banks.

8 Pioneer Fund | Annual Report | 12/31/16

Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                                       Pioneer Fund | Annual Report | 12/31/16 9

Portfolio Summary | 12/31/16

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                         96.4%
International Common Stocks                                                 3.6%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                     24.4%
Financials                                                                 16.7%
Health Care                                                                13.9%
Industrials                                                                10.4%
Consumer Discretionary                                                      9.3%
Consumer Staples                                                            8.8%
Energy                                                                      7.8%
Telecommunication Services                                                  3.3%
Utilities                                                                   2.9%
Materials                                                                   2.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Alphabet, Inc. (Class A)                                             4.85%
--------------------------------------------------------------------------------
 2.   JPMorgan Chase & Co.                                                 3.90
--------------------------------------------------------------------------------
 3.   Microsoft Corp.                                                      3.78
--------------------------------------------------------------------------------
 4.   AT&T, Inc.                                                           3.37
--------------------------------------------------------------------------------
 5.   American Electric Power Co., Inc.                                    2.99
--------------------------------------------------------------------------------
 6.   Apple, Inc.                                                          2.86
--------------------------------------------------------------------------------
 7.   The Goldman Sachs Group, Inc.                                        2.85
--------------------------------------------------------------------------------
 8.   Intel Corp.                                                          2.79
--------------------------------------------------------------------------------
 9.   US Bancorp                                                           2.67
--------------------------------------------------------------------------------
10.   The PNC Financial Services Group, Inc.                               2.61
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Fund | Annual Report | 12/31/16

Prices and Distributions | 12/31/16

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            Class                        12/31/16                   12/31/15
--------------------------------------------------------------------------------
              A                           $28.90                     $31.92
--------------------------------------------------------------------------------
              C                           $25.91                     $29.20
--------------------------------------------------------------------------------
              R                           $29.01                     $32.04
--------------------------------------------------------------------------------
              Y                           $29.19                     $32.18
--------------------------------------------------------------------------------

Distributions per Share: 1/1/16-12/31/16
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net Investment           Short-Term          Long-Term
         Class          Income              Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A            $0.3400                 $   --             $5.5873
--------------------------------------------------------------------------------
          C            $0.1142                 $   --             $5.5873
--------------------------------------------------------------------------------
          R            $0.2157                 $   --             $5.5873
--------------------------------------------------------------------------------
          Y            $0.4166                 $   --             $5.5873
--------------------------------------------------------------------------------

Index Definition
--------------------------------------------------------------------------------
The Standard & Poor's 500 Index is an unmanaged, commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

                                      Pioneer Fund | Annual Report | 12/31/16 11

Performance Update | 12/31/16                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fund at public offering price during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                    Net                 Public
                    Asset               Offering         S&P
                    Value               Price            500
Period              (NAV)               (POP)            Index
--------------------------------------------------------------------------------
10 years             5.25%               4.63%            6.94%
5 years             12.09               10.77            14.65
1 year               9.60                3.29            11.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.98%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment


                     Pioneer Fund                S&P 500 Index
12/06                $ 9,425                     $10,000
12/07                $ 9,869                     $10,549
12/08                $ 6,476                     $ 6,647
12/09                $ 8,045                     $ 8,406
12/10                $ 9,310                     $ 9,674
12/11                $ 8,883                     $ 9,876
12/12                $ 9,763                     $11,455
12/13                $12,990                     $15,164
12/14                $14,403                     $17,236
12/15                $14,341                     $17,476
12/16                $15,717                     $19,562

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Fund | Annual Report | 12/31/16

Performance Update | 12/31/16                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                                                             S&P
                    If                If                     500
Period              Held              Redeemed               Index
--------------------------------------------------------------------------------
10 years             4.42%             4.42%                  6.94%
5 years             11.21             11.21                  14.65
1 year               8.74              8.74                  11.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.76%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer Fund                         S&P 500 Index
12/06               $10,000                              $10,000
12/07               $10,388                              $10,549
12/08               $ 6,762                              $ 6,647
12/09               $ 8,336                              $ 8,406
12/10               $ 9,570                              $ 9,674
12/11               $ 9,060                              $ 9,876
12/12               $ 9,881                              $11,455
12/13               $13,044                              $15,164
12/14               $14,353                              $17,236
12/15               $14,177                              $17,476
12/16               $15,415                              $19,562

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                                      Pioneer Fund | Annual Report | 12/31/16 13

Performance Update | 12/31/16                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                    Net
                    Asset                   S&P
                    Value                   500
Period              (NAV)                   Index
--------------------------------------------------------------------------------
10 years             4.94%                   6.94%
5 years             11.69                   14.65
1 year               9.12                   11.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    1.30%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Fund                         S&P 500 Index
12/06         $10,000                              $10,000
12/07         $10,455                              $10,549
12/08         $ 6,852                              $ 6,647
12/09         $ 8,492                              $ 8,406
12/10         $ 9,793                              $ 9,674
12/11         $ 9,318                              $ 9,876
12/12         $10,210                              $11,455
12/13         $13,530                              $15,164
12/14         $14,957                              $17,236
12/15         $14,843                              $17,476
12/16         $16,196                              $19,562

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Fund | Annual Report | 12/31/16

Performance Update | 12/31/16                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fund during the periods shown, compared to that of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 2016)
--------------------------------------------------------------------------------
                    Net
                    Asset                      S&P
                    Value                      500
Period              (NAV)                      Index
--------------------------------------------------------------------------------
10 years             5.63%                      6.94%
5 years             12.42                      14.65
1 year               9.86                      11.94
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2016)
--------------------------------------------------------------------------------
                    Gross
--------------------------------------------------------------------------------
                    0.68%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                     Pioneer Fund                      S&P 500 Index
12/06                $5,000,000                        $5,000,000
12/07                $5,255,316                        $5,274,477
12/08                $3,464,799                        $3,323,433
12/09                $4,326,239                        $4,203,191
12/10                $5,025,916                        $4,837,205
12/11                $4,813,967                        $4,938,189
12/12                $5,309,451                        $5,727,684
12/13                $7,085,898                        $7,581,833
12/14                $7,881,958                        $8,617,812
12/15                $7,870,724                        $8,737,841
12/16                $8,646,568                        $9,780,787

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

                                      Pioneer Fund | Annual Report | 12/31/16 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on actual returns from July 1, 2016 through December 31, 2016.

--------------------------------------------------------------------------------
Share Class                  A             C             R                Y
--------------------------------------------------------------------------------
Beginning Account        $1,000.00      $1,000.00     $1,000.00        $1,000.00
Value on 7/1/16
--------------------------------------------------------------------------------
Ending Account           $1,063.25      $1,059.02     $1,060.65        $1,064.12
Value on 12/31/16
--------------------------------------------------------------------------------
Expenses Paid            $    5.08      $    9.16     $    7.30        $    3.79
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.98%, 1.77%, 1.41% and 0.73%, for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

16 Pioneer Fund | Annual Report | 12/31/16

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2016 through December 31, 2016.

--------------------------------------------------------------------------------
Share Class               A               C              R                Y
--------------------------------------------------------------------------------
Beginning Account     $1,000.00       $1,000.00       $1,000.00        $1,000.00
Value on 7/1/16
--------------------------------------------------------------------------------
Ending Account        $1,020.21       $1,016.24       $1,018.05        $1,021.47
Value on 12/31/16
--------------------------------------------------------------------------------
Expenses Paid         $    4.98       $    8.97       $    7.15        $    3.71
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 0.98%, 1.77%, 1.41% and 0.73%, for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

                                      Pioneer Fund | Annual Report | 12/31/16 17

Schedule of Investments | 12/31/16

-----------------------------------------------------------------------------------------
 Shares                                                                    Value
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 99.5%
             ENERGY -- 7.8%
             Oil & Gas Equipment & Services -- 2.0%
 1,115,500   Schlumberger, Ltd.                                            $   93,646,225
-----------------------------------------------------------------------------------------
             Integrated Oil & Gas -- 2.4%
   965,000   Chevron Corp.                                                 $  113,580,500
-----------------------------------------------------------------------------------------
             Oil & Gas Exploration & Production -- 3.4%
   885,500   Apache Corp.                                                  $   56,202,685
 1,027,000   EOG Resources, Inc.                                              103,829,700
                                                                           --------------
                                                                           $  160,032,385
                                                                           --------------
             Total Energy                                                  $  367,259,110
-----------------------------------------------------------------------------------------
             MATERIALS -- 2.1%
             Diversified Chemicals -- 1.5%
 1,220,000   The Dow Chemical Co.                                          $   69,808,400
-----------------------------------------------------------------------------------------
             Specialty Chemicals -- 0.6%
   260,000   Ecolab, Inc.                                                  $   30,477,200
                                                                           --------------
             Total Materials                                               $  100,285,600
-----------------------------------------------------------------------------------------
             CAPITAL GOODS -- 5.0%
             Aerospace & Defense -- 0.8%
   275,200   Raytheon Co.                                                  $   39,078,400
-----------------------------------------------------------------------------------------
             Industrial Conglomerates -- 3.3%
 1,250,000   General Electric Co.                                          $   39,500,000
 1,013,500   Honeywell International, Inc.                                    117,413,975
                                                                           --------------
                                                                           $  156,913,975
-----------------------------------------------------------------------------------------
             Industrial Machinery -- 0.9%
   551,000   Ingersoll-Rand Plc                                            $   41,347,040
                                                                           --------------
             Total Capital Goods                                           $  237,339,415
-----------------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES -- 1.2%
             Environmental & Facilities Services -- 1.2%
   816,500   Waste Management, Inc.                                        $   57,898,015
                                                                           --------------
             Total Commercial Services & Supplies                          $   57,898,015
-----------------------------------------------------------------------------------------
             TRANSPORTATION -- 4.1%
             Railroads -- 4.1%
 1,895,000   CSX Corp.                                                     $   68,087,350
   773,000   Kansas City Southern                                              65,589,050
   557,600   Union Pacific Corp.                                               57,811,968
                                                                           --------------
                                                                           $  191,488,368
                                                                           --------------
             Total Transportation                                          $  191,488,368
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Fund | Annual Report | 12/31/16

-----------------------------------------------------------------------------------------
 Shares                                                                    Value
-----------------------------------------------------------------------------------------
             AUTOMOBILES & COMPONENTS -- 0.8%
             Auto Parts & Equipment -- 0.8%
   900,000   BorgWarner, Inc.                                              $   35,496,000
                                                                           --------------
             Total Automobiles & Components                                $   35,496,000
-----------------------------------------------------------------------------------------
             CONSUMER SERVICES -- 0.9%
             Restaurants -- 0.9%
   765,500   Starbucks Corp.                                               $   42,500,560
                                                                           --------------
             Total Consumer Services                                       $   42,500,560
-----------------------------------------------------------------------------------------
             MEDIA -- 3.7%
             Broadcasting -- 1.7%
 1,116,000   Scripps Networks Interactive, Inc.                            $   79,648,920
-----------------------------------------------------------------------------------------
             Cable & Satellite -- 1.2%
 1,000,000   DISH Network Corp.                                            $   57,930,000
-----------------------------------------------------------------------------------------
             Movies & Entertainment -- 0.8%
   364,000   The Walt Disney Co.                                           $   37,936,080
                                                                           --------------
             Total Media                                                   $  175,515,000
-----------------------------------------------------------------------------------------
             RETAILING -- 3.9%
             Apparel Retail -- 1.2%
   736,500   The TJX Companies, Inc.                                       $   55,333,245
-----------------------------------------------------------------------------------------
             Home Improvement Retail -- 1.8%
   623,500   The Home Depot, Inc.                                          $   83,598,880
-----------------------------------------------------------------------------------------
             Specialty Stores -- 0.9%
   566,500   Tiffany & Co.                                                 $   43,864,095
                                                                           --------------
             Total Retailing                                               $  182,796,220
-----------------------------------------------------------------------------------------
             FOOD & STAPLES RETAILING -- 2.2%
             Drug Retail -- 2.2%
 1,293,000   CVS Health Corp.                                              $  102,030,630
                                                                           --------------
             Total Food & Staples Retailing                                $  102,030,630
-----------------------------------------------------------------------------------------
             FOOD, BEVERAGE & TOBACCO -- 5.3%
             Soft Drinks -- 1.7%
   775,000   PepsiCo., Inc.                                                $   81,088,250
-----------------------------------------------------------------------------------------
             Packaged Foods & Meats -- 3.6%
 1,146,500   Campbell Soup Co.                                             $   69,328,855
   940,000   The Hershey Co.                                                   97,224,200
                                                                           --------------
                                                                           $  166,553,055
                                                                           --------------
             Total Food, Beverage & Tobacco                                $  247,641,305
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/16 19

-----------------------------------------------------------------------------------------
 Shares                                                                    Value
-----------------------------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 1.4%
             Household Products -- 1.4%
   534,500   The Clorox Co.                                                $   64,150,690
                                                                           --------------
             Total Household & Personal Products                           $   64,150,690
-----------------------------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 5.2%
             Health Care Equipment -- 2.6%
 1,715,000   Medtronic Plc                                                 $  122,159,450
-----------------------------------------------------------------------------------------
             Health Care Supplies -- 0.8%
   650,000   DENTSPLY SIRONA, Inc.                                         $   37,524,500
-----------------------------------------------------------------------------------------
             Managed Health Care -- 1.8%
   523,500   UnitedHealth Group, Inc.                                      $   83,780,940
                                                                           --------------
             Total Health Care Equipment & Services                        $  243,464,890
-----------------------------------------------------------------------------------------
             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
             SCIENCES -- 8.7%
             Biotechnology -- 2.2%
   579,500   Celgene Corp.*                                                $   67,077,125
   376,000   Incyte Corp.*                                                     37,701,520
                                                                           --------------
                                                                           $  104,778,645
-----------------------------------------------------------------------------------------
             Pharmaceuticals -- 6.5%
   861,500   Eli Lilly & Co.                                               $   63,363,325
   770,500   Johnson & Johnson                                                 88,769,305
 3,225,000   Pfizer, Inc.                                                     104,748,000
   863,500   Zoetis, Inc.                                                      46,223,155
                                                                           --------------
                                                                           $  303,103,785
                                                                           --------------
             Total Pharmaceuticals, Biotechnology & Life Sciences          $  407,882,430
-----------------------------------------------------------------------------------------
             BANKS -- 9.1%
             Diversified Banks -- 6.5%
 2,115,000   JPMorgan Chase & Co.                                          $  182,503,350
 2,430,000   US Bancorp                                                       124,829,100
                                                                           --------------
                                                                           $  307,332,450
-----------------------------------------------------------------------------------------
             Regional Banks -- 2.6%
 1,045,000   The PNC Financial Services Group, Inc.                        $  122,223,200
                                                                           --------------
             Total Banks                                                   $  429,555,650
-----------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 4.7%
             Asset Management & Custody Banks -- 1.9%
   228,400   BlackRock, Inc.                                               $   86,915,336
-----------------------------------------------------------------------------------------
             Investment Banking & Brokerage -- 2.8%
   557,300   The Goldman Sachs Group, Inc.                                 $  133,445,485
                                                                           --------------
             Total Diversified Financials                                  $  220,360,821
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Fund | Annual Report | 12/31/16

-----------------------------------------------------------------------------------------
 Shares                                                                    Value
-----------------------------------------------------------------------------------------
             INSURANCE -- 2.8%
             Multi-line Insurance -- 0.6%
   577,500   The Hartford Financial Services Group, Inc.                   $   27,517,875
-----------------------------------------------------------------------------------------
             Property & Casualty Insurance -- 2.2%
   793,500   Chubb, Ltd.                                                   $  104,837,220
                                                                           --------------
             Total Insurance                                               $  132,355,095
-----------------------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 13.6%
             Internet Software & Services -- 6.8%
   286,000   Alphabet, Inc. (Class A)                                      $  226,640,700
 1,045,000   eBay, Inc.*                                                       31,026,050
   535,400   Facebook, Inc.*                                                   61,597,770
                                                                           --------------
                                                                           $  319,264,520
-----------------------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 1.3%
   812,300   Visa, Inc.                                                    $   63,375,646
-----------------------------------------------------------------------------------------
             Systems Software -- 5.5%
   209,500   Check Point Software Technologies, Ltd.*                      $   17,694,370
 2,842,600   Microsoft Corp.                                                  176,639,164
 1,615,000   Oracle Corp.                                                      62,096,750
                                                                           --------------
                                                                           $  256,430,284
                                                                           --------------
             Total Software & Services                                     $  639,070,450
-----------------------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 4.7%
             Communications Equipment -- 1.9%
 2,920,000   Cisco Systems, Inc.                                           $   88,242,400
-----------------------------------------------------------------------------------------
             Computer Storage & Peripherals -- 2.8%
 1,157,000   Apple, Inc.                                                   $  134,003,740
                                                                           --------------
             Total Technology Hardware & Equipment                         $  222,246,140
-----------------------------------------------------------------------------------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.0%
             Semiconductor Equipment -- 1.1%
   492,500   Lam Research Corp.*                                           $   52,072,025
-----------------------------------------------------------------------------------------
             Semiconductors -- 4.9%
 1,345,000   Analog Devices, Inc.                                          $   97,673,900
 3,602,500   Intel Corp.                                                      130,662,675
                                                                           --------------
                                                                           $  228,336,575
                                                                           --------------
             Total Semiconductors & Semiconductor Equipment                $  280,408,600
-----------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 3.3%
             Integrated Telecommunication Services -- 3.3%
 3,705,000   AT&T, Inc.                                                    $  157,573,650
                                                                           --------------
             Total Telecommunication Services                              $  157,573,650
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/16 21

-----------------------------------------------------------------------------------------
 Shares                                                                    Value
-----------------------------------------------------------------------------------------
             UTILITIES -- 3.0%
             Electric Utilities -- 3.0%
 2,225,000   American Electric Power Co., Inc.                             $  140,086,000
                                                                           --------------
             Total Utilities                                               $  140,086,000
-----------------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $3,610,173,741)                                         $4,677,404,639
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.5%
             (Cost $3,610,173,741) (a)                                     $4,677,404,639
-----------------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 0.5%                            $   22,128,066
-----------------------------------------------------------------------------------------
             NET ASSETS -- 100.0%                                          $4,699,532,705
=========================================================================================

*           Non-income producing security.

(a) At December 31, 2016, the net unrealized appreciation on investments based on cost for federal income tax purposes of $3,610,936,738 was as follows:

              Aggregate gross unrealized appreciation for all investments
                in which there is an excess of value over tax cost                   $ 1,086,622,302

              Aggregate gross unrealized depreciation for all investments
                in which there is an excess of tax cost over value                       (20,154,401)
                                                                                     ---------------
              Net unrealized appreciation                                            $ 1,066,467,901
                                                                                     ===============

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2016, aggregated $2,848,655,814 and $3,201,306,082, respectively.

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended December 31, 2016, the Fund did not engage in cross trade activity.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

22 Pioneer Fund | Annual Report | 12/31/16

The following is a summary of the inputs used as of December 31, 2016, in valuing the Fund's investments:

-----------------------------------------------------------------------------------------
                               Level 1           Level 2      Level 3      Total
-----------------------------------------------------------------------------------------
Common Stocks                  $4,677,404,639    $  --        $  --        $4,677,404,639
-----------------------------------------------------------------------------------------
Total                          $4,677,404,639    $  --        $  --        $4,677,404,639
=========================================================================================

During the year ended December 31, 2016, there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/16 23

Statement of Assets and Liabilities | 12/31/16

ASSETS:
  Investment in securities (cost $3,610,173,741)                           $4,677,404,639
  Cash                                                                         64,583,184
  Foreign currency, at value (cost $17)                                                16
  Receivables --
     Fund shares sold                                                             777,020
     Dividends                                                                  4,865,970
  Other assets                                                                     57,571
-----------------------------------------------------------------------------------------
        Total assets                                                       $4,747,688,400
=========================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                       $   40,682,165
     Fund shares repurchased                                                    5,863,115
     Distributions                                                                 30,270
  Due to affiliates                                                               407,926
  Accrued expenses                                                              1,172,219
-----------------------------------------------------------------------------------------
        Total liabilities                                                  $   48,155,695
=========================================================================================
NET ASSETS:
  Paid-in capital                                                          $3,506,923,540
  Undistributed net investment income                                             897,983
  Accumulated net realized gain on investments and foreign
     currency transactions                                                    124,486,780
  Net unrealized appreciation on investments                                1,067,230,898
  Net unrealized depreciation on other assets and liabilities denominated
     in foreign currencies                                                         (6,496)
-----------------------------------------------------------------------------------------
        Net assets                                                         $4,699,532,705
=========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $4,426,909,207/153,191,933 shares)                     $        28.90
  Class C (based on $109,749,000/4,235,643 shares)                         $        25.91
  Class R (based on $52,794,720/1,819,843 shares)                          $        29.01
  Class Y (based on $110,079,778/3,770,946 shares)                         $        29.19
MAXIMUM OFFERING PRICE:
  Class A ($28.90 (divided by) 94.25%)                                     $        30.66
=========================================================================================

The accompanying notes are an integral part of these financial statements.

24 Pioneer Fund | Annual Report | 12/31/16

Statement of Operations

For the Year Ended 12/31/16

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $139,943)                    $   95,758,105
  Interest                                                                         72,924
---------------------------------------------------------------------------------------------------------
         Total investment income                                                            $  95,831,029
---------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees
     Basic fee                                                             $   27,778,228
     Performance adjustment                                                    (3,647,962)
  Transfer agent fees
     Class A                                                                    3,035,504
     Class C                                                                      104,137
     Class R                                                                       96,759
     Class Y                                                                       73,650
  Distribution fees
     Class A                                                                   10,838,484
     Class C                                                                    1,167,098
     Class R                                                                      267,277
  Shareholder communications expense                                            3,167,689
  Administrative expense                                                        2,388,862
  Custodian fees                                                                   54,119
  Registration fees                                                               113,132
  Professional fees                                                               186,708
  Printing expense                                                                 72,492
  Fees and expenses of nonaffiliated Trustees                                     213,462
  Miscellaneous                                                                   143,591
---------------------------------------------------------------------------------------------------------
     Total expenses                                                                         $  46,053,230
---------------------------------------------------------------------------------------------------------
         Net investment income                                                              $  49,777,799
---------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                           $  682,315,614
     Other assets and liabilities denominated in foreign currencies                 1,473   $ 682,317,087
---------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                           $ (308,496,086)
     Other assets and
        liabilities denominated in foreign currencies                              (4,648)  $(308,500,734)
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                                      $ 373,816,353
---------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                      $ 423,594,152
=========================================================================================================

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/16 25

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                 Year Ended        Year Ended
                                                                 12/31/16          12/31/15
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                     $   49,777,799    $     42,730,958
Net realized gain (loss) on investments, class actions and
  foreign currency transactions                                     682,317,087         733,954,508
Change in net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                 (308,500,734)       (797,076,774)
----------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
          from operations                                        $  423,594,152    $    (20,391,308)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.34 and $0.30 per share, respectively)          $  (46,942,878)   $    (38,787,330)
      Class C ($0.11 and $0.06 per share, respectively)                (457,706)           (286,086)
      Class R ($0.22 and $0.19 per share, respectively)                (362,119)           (318,281)
      Class Y ($0.42 and $0.41 per share, respectively)              (1,588,052)         (2,496,131)
      Class Z* ($0.00 and $0.19 per share, respectively)                     --              (4,924)
Net realized gain:
      Class A ($5.59 and $4.34 per share, respectively)            (725,467,004)       (533,679,450)
      Class C ($5.59 and $4.34 per share, respectively)             (20,259,196)        (17,612,577)
      Class R ($5.59 and $4.34 per share, respectively)              (8,660,213)         (6,897,102)
      Class Y ($5.59 and $4.34 per share, respectively)             (19,480,695)        (18,590,278)
----------------------------------------------------------------------------------------------------
      Total distributions to shareowners                         $ (823,217,863)   $   (618,672,159)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                     $  165,759,053    $    280,076,226
Reinvestment of distributions                                       782,383,794         584,643,591
Cost of shares repurchased                                         (591,057,520)       (766,407,798)
----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from
        Fund share transactions                                  $  357,085,327    $     98,312,019
----------------------------------------------------------------------------------------------------
      Net decrease in net assets                                 $  (42,538,384)   $   (540,751,448)
NET ASSETS:
Beginning of year                                                $4,742,071,089    $  5,282,822,537
----------------------------------------------------------------------------------------------------
End of year                                                      $4,699,532,705    $  4,742,071,089
----------------------------------------------------------------------------------------------------
Undistributed net investment income                              $      897,983    $        681,465
====================================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Fund | Annual Report | 12/31/16

-----------------------------------------------------------------------------------------------
                                Year Ended      Year Ended       Year Ended      Year Ended
                                12/31/16        12/31/16         12/31/15        12/31/15
                                Shares          Amount           Shares          Amount
-----------------------------------------------------------------------------------------------
Class A
Shares sold                       3,843,947     $ 121,228,103      5,397,097     $ 196,161,746
Reinvestment of distributions    26,129,334       743,560,023     16,921,193       549,990,962
Less shares repurchased         (14,706,491)     (466,413,977)   (14,351,119)     (518,465,862)
-----------------------------------------------------------------------------------------------
      Net increase               15,266,790     $ 398,374,149      7,967,171     $ 227,686,846
===============================================================================================
Class C
Shares sold                         528,958     $  14,469,068        898,855     $  29,338,312
Reinvestment of distributions       563,227        14,302,691        369,787        10,940,138
Less shares repurchased          (1,298,664)      (37,250,371)    (1,554,463)      (51,493,725)
-----------------------------------------------------------------------------------------------
      Net decrease                 (206,479)    $  (8,478,612)      (285,821)    $ (11,215,275)
===============================================================================================
Class R
Shares sold                         160,872     $   5,147,730        221,930     $   8,140,801
Reinvestment of distributions       310,909         8,854,328        216,112         7,033,006
Less shares repurchased            (411,531)      (13,196,128)      (482,255)      (17,453,079)
-----------------------------------------------------------------------------------------------
      Net increase (decrease)        60,250     $     805,930        (44,213)    $  (2,279,272)
===============================================================================================
Class Y
Shares sold                         783,007     $  24,914,152      1,292,868     $  46,298,709
Reinvestment of distributions       543,650        15,666,752        505,957        16,674,561
Less shares repurchased          (2,330,549)      (74,197,044)    (4,842,707)     (177,943,823)
-----------------------------------------------------------------------------------------------
      Net decrease               (1,003,892)    $ (33,616,140)    (3,043,882)    $(114,970,553)
===============================================================================================
Class Z*
Shares sold                              --     $          --          3,644     $     136,658
Reinvestment of distributions            --                --            132             4,924
Less shares repurchased                  --                --        (28,230)       (1,051,309)
-----------------------------------------------------------------------------------------------
      Net decrease                       --     $          --        (24,454)    $    (909,727)
===============================================================================================

*    Class Z shares converted to Class Y shares on August 7, 2015.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/16 27

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Year           Year             Year         Year         Year
                                                             Ended          Ended            Ended        Ended        Ended
                                                             12/31/16       12/31/15         12/31/14     12/31/13     12/31/12
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $    31.92     $    36.67       $    39.18   $    32.45   $    38.62
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $     0.35(b)  $     0.31(b)    $     0.37   $     0.38   $     0.48
   Net realized and unrealized gain (loss) on investments          2.56          (0.42)            3.90        10.22         3.14
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $     2.91     $    (0.11)      $     4.27   $    10.60   $     3.62
-----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $    (0.34)    $    (0.30)      $    (0.36)  $    (0.38)  $    (0.49)
   Net realized gain                                              (5.59)         (4.34)           (6.42)       (3.49)       (9.30)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $    (5.93)    $    (4.64)      $    (6.78)  $    (3.87)  $    (9.79)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $    (3.02)    $    (4.75)      $    (2.51)  $     6.73   $    (6.17)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $    28.90     $    31.92       $    36.67   $    39.18   $    32.45
===================================================================================================================================
Total return*                                                      9.60%         (0.43)%(c)       10.86%       33.06%        9.90%
Ratio of net expenses to average net assets (a)                    0.98%          0.98%            0.96%        0.97%        1.01%
Ratio of net investment income (loss) to average net assets        1.09%          0.86%            0.94%        1.02%        1.24%
Portfolio turnover rate                                              62%            50%              25%           7%          41%
Net assets, end of period (in thousands)                     $4,426,909     $4,402,310       $4,766,086   $4,642,106   $3,839,361
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.46)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

28 Pioneer Fund | Annual Report | 12/31/16

------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year           Year       Year       Year
                                                             Ended        Ended          Ended      Ended      Ended
                                                             12/31/16     12/31/15       12/31/14   12/31/13   12/31/12
------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  29.20     $  33.97       $  36.75   $  30.64   $  36.99
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.09(b)  $   0.02(b)    $   0.06   $   0.09   $   0.17
   Net realized and unrealized gain (loss) on investments        2.32        (0.39)          3.66       9.62       2.99
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   2.41     $  (0.37)      $   3.72   $   9.71   $   3.16
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.11)    $  (0.06)      $  (0.08)  $  (0.11)  $  (0.21)
   Net realized gain                                            (5.59)       (4.34)         (6.42)     (3.49)     (9.30)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (5.70)    $  (4.40)      $  (6.50)  $  (3.60)  $  (9.51)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (3.29)    $  (4.77)      $  (2.78)  $   6.11   $  (6.35)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  25.91     $  29.20       $  33.97   $  36.75   $  30.64
========================================================================================================================
Total return*                                                    8.74%       (1.23)%(c)     10.04%     32.00%      9.06%
Ratio of net expenses to average net assets (a)                  1.77%        1.76%          1.73%      1.74%      1.80%
Ratio of net investment income (loss) to average net assets      0.30%        0.07%          0.16%      0.25%      0.45%
Portfolio turnover rate                                            62%          50%            25%         7%        41%
Net assets, end of period (in thousands)                     $109,749     $129,720       $160,608   $160,158   $135,811
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (1.26)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/16 29

------------------------------------------------------------------------------------------------------------------------
                                                               Year         Year           Year      Year      Year
                                                               Ended        Ended          Ended     Ended     Ended
                                                               12/31/16     12/31/15       12/31/14  12/31/13  12/31/12
------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                           $ 32.04      $ 36.80        $ 39.27   $ 32.51   $  38.67
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                $  0.21(b)   $  0.19(b)     $  0.25   $  0.25   $   0.36
   Net realized and unrealized gain (loss) on investments         2.57        (0.42)          3.92     10.21       3.14
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $  2.78      $ (0.23)       $  4.17   $ 10.46   $   3.50
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                       $ (0.22)     $ (0.19)       $ (0.22)  $ (0.21)  $  (0.36)
   Net realized gain                                             (5.59)       (4.34)         (6.42)    (3.49)     (9.30)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                            $ (5.81)     $ (4.53)       $ (6.64)  $ (3.70)  $  (9.66)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $ (3.03)     $ (4.76)       $ (2.47)  $  6.76   $  (6.16)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 29.01      $ 32.04        $ 36.80   $ 39.27   $  32.51
========================================================================================================================
Total return*                                                     9.12%       (0.77)%(c)     10.56%    32.52%      9.57%
Ratio of net expenses to average net assets (a)                   1.41%        1.30%          1.27%     1.34%      1.33%
Ratio of net investment income (loss) to average net assets       0.66%        0.54%          0.61%     0.64%      0.92%
Portfolio turnover rate                                             62%          50%            25%        7%        41%
Net assets, end of period (in thousands)                       $52,795      $56,380        $66,382   $85,141   $104,042
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.80)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

30 Pioneer Fund | Annual Report | 12/31/16

------------------------------------------------------------------------------------------------------------------------
                                                             Year         Year           Year       Year       Year
                                                             Ended        Ended          Ended      Ended      Ended
                                                             12/31/16     12/31/15       12/31/14   12/31/13   12/31/12
------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $  32.18     $  36.94       $  39.40   $  32.61   $  38.75
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.43(b)  $   0.42(b)    $   0.55   $   0.53   $   0.75
   Net realized and unrealized gain (loss) on investments        2.59        (0.43)          3.89      10.24       3.03
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   3.02     $  (0.01)      $   4.44   $  10.77   $   3.78
------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                     $  (0.42)    $  (0.41)      $  (0.48)  $  (0.49)  $  (0.62)
   Net realized gain                                            (5.59)       (4.34)         (6.42)     (3.49)     (9.30)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                          $  (6.01)    $  (4.75)      $  (6.90)  $  (3.98)  $  (9.92)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (2.99)    $  (4.76)      $  (2.46)  $   6.79   $  (6.14)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  29.19     $  32.18       $  36.94   $  39.40   $  32.61
========================================================================================================================
Total return*                                                    9.86%       (0.14)%(c)     11.23%     33.46%     10.29%
Ratio of net expenses to average net assets (a)                  0.73%        0.68%          0.66%      0.63%      0.66%
Ratio of net investment income (loss) to average net assets      1.34%        1.14%          1.23%      1.35%      1.54%
Portfolio turnover rate                                            62%          50%            25%         7%        41%
Net assets, end of period (in thousands)                     $110,080     $153,661       $288,846   $366,513   $514,457
========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(a)  Includes interest expense of 0.00%, 0.00%, 0.00%+, 0.00% and 0.00%, respectively.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c) If the Fund had not recognized gains in settlement of class action lawsuits during the year ended December 31, 2015, the total return would have been (0.17)%.

+    Amount rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

                                      Pioneer Fund | Annual Report | 12/31/16 31

Notes to Financial Statements | 12/31/16

1. Organization and Significant Accounting Policies

Pioneer Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide reasonable income and capital growth.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class Z shares were converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

32 Pioneer Fund | Annual Report | 12/31/16

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Fund's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                                      Pioneer Fund | Annual Report | 12/31/16 33

     At December 31, 2016, there were no securities that were valued using fair value methods (other than securities valued using prices supplied by independent pricing services).

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of December 31, 2016, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by Federal and State tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment

34 Pioneer Fund | Annual Report | 12/31/16 income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At December 31, 2016, the Fund reclassified $210,526 to decrease undistributed net investment income and $210,526 to increase accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

     During the year ended December 31, 2016, a capital loss carryforward of $148,347 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the years ended December 31, 2016 and December 31, 2015 was as follows:

     ---------------------------------------------------------------------------
                                                   2016                     2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                      $  49,350,755            $  41,892,752
     Long-term capital gain                 773,867,108              576,779,407
     ---------------------------------------------------------------------------
        Total                             $ 823,217,863            $ 618,672,159
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at December 31, 2016:

     ---------------------------------------------------------------------------
                                                                            2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                               $        17,454
     Undistributed long-term capital gain                            126,130,306
     Net unrealized appreciation                                   1,066,461,405
     ---------------------------------------------------------------------------
         Total                                                   $ 1,192,609,165
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash sales and on the tax-basis adjustments on common stocks.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit, earned $493,360 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2016.

                                      Pioneer Fund | Annual Report | 12/31/16 35

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

2. Management Agreement

PIM manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $7.5 billion, 0.575% on the next $2.5 billion and 0.55% on assets over $10 billion. The basic fee can increase or decrease by a maximum of 0.10% based on the investment performance of the Fund's Class A shares as compared to the Standard and Poor's 500 Index. The performance comparison is made for a rolling 36-month period. In addition, Pioneer contractually limits any positive adjustment of the Fund's management fee to 0.10% of the Fund's average daily net assets on an annual basis (i.e., to a maximum annual fee of 0.70% after the performance adjustment). For the year ended December 31, 2016, the aggregate performance adjustment resulted in a decrease to the basic fee of $3,647,962.

36 Pioneer Fund | Annual Report | 12/31/16

For the year ended December 31, 2016, the net management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.52% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $296,111 in management fees, administrative costs and certain other reimbursements payable to PIM at December 31, 2016.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended December 31, 2016, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $2,884,001
Class C                                                                  103,848
Class R                                                                   74,524
Class Y                                                                  105,316
--------------------------------------------------------------------------------
  Total                                                               $3,167,689
================================================================================

4. Distribution and Service Plans

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $111,815 in distribution fees payable to PFD at December 31, 2016.

                                      Pioneer Fund | Annual Report | 12/31/16 37

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2016, CDSCs in the amount of $5,348 were paid to PFD.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until February 9, 2016, was in the amount of $240 million. Effective February 10, 2016, the facility is in the amount of $220 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2016, the Fund had no borrowings under the credit facility.

38 Pioneer Fund | Annual Report | 12/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareowners of Pioneer Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund (the "Fund"), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2013, and 2012, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated February 25, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Diloitte & Touch LLP

Boston, Massachusetts
February 22, 2017

                                      Pioneer Fund | Annual Report | 12/31/16 39

Additional Information (unaudited)

Pioneer Investment Management, Inc. (the "Adviser"), the Portfolio's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Portfolio's current investment advisory agreement with the Adviser to terminate. Accordingly, the Portfolio's Board of Trustees will be asked to approve a new investment advisory agreement for the Portfolio. If approved by the Board, the Portfolio's new investment advisory agreement will be submitted to the shareholders of the Portfolio for their approval.

40 Pioneer Fund | Annual Report | 12/31/16

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2016 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2016 and May 2016. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2016, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In May 2016, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in July and September 2016.

At a meeting held on September 13, 2016, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In approving the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

                                      Pioneer Fund | Annual Report | 12/31/16 41

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss throughout the year data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They discussed the Fund's performance with PIM on a more frequent basis in light of the Fund's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Fund's relative performance and the steps taken by PIM to address the Fund's performance, including reducing certain sector exposures. It also was noted that Jeff Kripke, a Senior Vice President, became a portfolio manager of the Fund in July, 2015. The Trustees' reviews and discussions, including the steps taken by PIM to address the Fund's performance, were factored into the Trustees' deliberations concerning the renewal of the advisory agreement.

42 Pioneer Fund | Annual Report | 12/31/16

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Fund's shareowners.

The Trustees considered that the Fund's management fee for the most recent fiscal year was in the first quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees noted the impact of the Fund's performance on the management fee paid by the Fund. The Trustees considered that the expense ratio of the Fund's Class A shares for the most recent fiscal year was in the second quintile relative to its Morningstar peer group and in the third quintile relative to its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Fund's expense ratio.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to

                                      Pioneer Fund | Annual Report | 12/31/16 43
which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit

44 Pioneer Fund | Annual Report | 12/31/16

Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

                                      Pioneer Fund | Annual Report | 12/31/16 45

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

46 Pioneer Fund | Annual Report | 12/31/16

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)           Trustee since 2006.    Private investor (2004 - 2008 and 2013 -        Director, Broadridge Financial
Chairman of the Board          Serves until a         present); Chairman (2008 - 2013) and Chief      Solutions, Inc. (investor
and Trustee                    successor trustee is   Executive Officer (2008 - 2012), Quadriserv,    communications and securities
                               elected or earlier     Inc. (technology products for securities        processing provider for
                               retirement or removal. lending industry); and Senior Executive Vice    financial services industry)
                                                      President, The Bank of New York (financial and  (2009 - present); Director,
                                                      securities services) (1986 - 2004)              Quadriserv, Inc. (2005 -
                                                                                                      2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)             Trustee since 2005.    Managing Partner, Federal City Capital          Director of New York Mortgage
Trustee                        Serves until a         Advisors (corporate advisory services company)  Trust (publicly-traded
                               successor trustee is   (1997 - 2004 and 2008 - present); Interim       mortgage REIT) (2004 - 2009,
                               elected or earlier     Chief Executive Officer, Oxford Analytica,      2012 - present); Director of
                               retirement or removal. Inc. (privately-held research and consulting    The Swiss Helvetia Fund, Inc.
                                                      company) (2010); Executive Vice President and   (closed-end fund) (2010 -
                                                      Chief Financial Officer, I-trax, Inc.           present); Director of Oxford
                                                      (publicly traded health care services company)  Analytica, Inc. (2008 -
                                                      (2004 - 2007); and Executive Vice President     present); and Director of
                                                      and Chief Financial Officer, Pedestal Inc.      Enterprise Community
                                                      (internet-based mortgage trading company)       Investment, Inc.
                                                      (2000 - 2002); Private consultant (1995-1997),  (privately-held affordable
                                                      Managing Director, Lehman Brothers (investment  housing finance company) (1985
                                                      banking firm) (1992-1995); and Executive, The   - 2010)
                                                      World Bank (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)      Trustee since 2008.    William Joseph Maier Professor of Political     Trustee, Mellon Institutional
Trustee                        Serves until a         Economy, Harvard University (1972 - present)    Funds Investment Trust and
                               successor trustee is                                                   Mellon Institutional Funds
                               elected or earlier                                                     Master Portfolio (oversaw 17
                               retirement or removal.                                                 portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

                                      Pioneer Fund | Annual Report | 12/31/16 47

Independent Trustees continued

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)      Trustee since 1990.    Founding Director, Vice President and           None
Trustee                        Serves until a         Corporate Secretary, The Winthrop Group, Inc.
                               successor trustee is   (consulting firm) (1982 - present); Desautels
                               elected or earlier     Faculty of Management, McGill University (1999
                               retirement or removal. - present); and Manager of Research Operations and Organizational Learning, Xerox PARC,
                                                      Xerox's advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)       Trustee since 1982.    President and Chief Executive Officer, Newbury  Director of New America High
Trustee                        Serves until a         Piret Company (investment banking firm) (1981   Income Fund, Inc. (closed-end
                               successor trustee is   - present)                                      investment company) (2004 -
                               elected or earlier                                                     present); and Member, Board of
                               retirement or removal.                                                 Governors, Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)         Trustee since 2014.    Consultant (investment company services) (2012  None
Trustee                        Serves until a         - present); Executive Vice President, BNY
                               successor trustee is   Mellon (financial and investment company
                               elected or earlier     services) (1969 - 2012); Director, BNY
                               retirement or removal. International Financing Corp. (financial services) (2002 - 2012); and Director, Mellon
                                                      Overseas Investment Corp. (financial services)
                                                      (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

48 Pioneer Fund | Annual Report | 12/31/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*        Trustee since 2014.    Director and Executive Vice President (since    None
Trustee                        Serves until a         2008) and Chief Investment Officer, U.S.
                               successor trustee is   (since 2010) of Pioneer Investment
                               elected or earlier     Management-USA (PIM-USA); Executive Vice
                               retirement or removal. President of Pioneer (since 2008); Executive
                                                      Vice President of Pioneer Institutional Asset
                                                      Management, Inc. (since 2009); and Portfolio
                                                      Manager of Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Taubes is an Interested Trustee because he is an officer of the Fund's investment adviser and certain of its affiliates.

                                      Pioneer Fund | Annual Report | 12/31/16 49

Advisory Trustee

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lorraine Monchak (60)**        Advisory Trustee since Chief Investment Officer, 1199 SEIU Funds       Trustee of Pioneer closed-end
Advisory Trustee               2014.                  (healthcare workers union pension funds) (2001  investment companies (5
                                                      - present); Vice President - International      portfolios) (Sept. 2015 -
                                                      Investments Group, American International       present)
                                                      Group, Inc. (insurance company) (1993 - 2001);
                                                      Vice President, Corporate Finance and Treasury
                                                      Group, Citibank, N.A. (1980 - 1986 and 1990 -
                                                      1993); Vice President - Asset/Liability
                                                      Management Group, Federal Farm Funding
                                                      Corporation (government-sponsored issuer of
                                                      debt securities) (1988 - 1990); Mortgage
                                                      Strategies Group, Shearson Lehman Hutton, Inc.
                                                      (investment bank) (1987 - 1988); and Mortgage
                                                      Strategies Group, Drexel Burnham Lambert, Ltd.
                                                      (investment bank) (1986 - 1987)
------------------------------------------------------------------------------------------------------------------------------------

 ** Ms. Monchak is a non-voting advisory trustee.

50 Pioneer Fund | Annual Report | 12/31/16

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)             Since 2014. Serves at  Chair, Director, CEO and President of PIM-USA   Trustee of Pioneer closed-end
President and Chief            the discretion of the  (since September 2014); Chair, Director, CEO    investment companies (5
Executive Officer              Board.                 and President of Pioneer Investment             portfolios) (Sept. 2015 -
                                                      Management, Inc. (since September 2014);        present)
                                                      Chair, Director, CEO and President of Pioneer
                                                      Funds Distributor, Inc. (since September
                                                      2014); Chair, Director, CEO and President of
                                                      Pioneer Institutional Asset Management, Inc.
                                                      (since September 2014); and Chair, Director,
                                                      and CEO of Pioneer Investment Management
                                                      Shareholder Services, Inc. (since September
                                                      2014); Managing Director, Morgan Stanley
                                                      Investment Management (2010 - 2013); and
                                                      Director of Institutional Business, CEO of
                                                      International, Eaton Vance Management (2005 -
                                                      2010)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)     Since 2003. Serves at  Vice President and Associate General Counsel    None
Secretary and                  the discretion of the  of Pioneer since January 2008; Secretary and
Chief Legal Officer            Board.                 Chief Legal Officer of all of the Pioneer
                                                      Funds since June 2010; Assistant Secretary of
                                                      all of the Pioneer Funds from September 2003
                                                      to May 2010; and Vice President and Senior
                                                      Counsel of Pioneer from July 2002 to December
                                                      2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)         Since 2010. Serves at  Fund Governance Director of Pioneer since       None
Assistant Secretary            the discretion of the  December 2006 and Assistant Secretary of all
                               Board.                 the Pioneer Funds since June 2010; Manager -
                                                      Fund Governance of Pioneer from December 2003
                                                      to November 2006; and Senior Paralegal of
                                                      Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)              Since 2010. Serves at  Senior Counsel of Pioneer since May 2013 and    None
Assistant Secretary            the discretion of the  Assistant Secretary of all the Pioneer Funds
                               Board.                 since June 2010; and Counsel of Pioneer from
                                                      June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)           Since 2008. Serves at  Vice President - Fund Treasury of Pioneer;      None
Treasurer and Chief Financial  the discretion of the  Treasurer of all of the Pioneer Funds since
and Accounting Officer         Board.                 March 2008; Deputy Treasurer of Pioneer from
                                                      March 2004 to February 2008; and Assistant
                                                      Treasurer of all of the Pioneer Funds from
                                                      March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------

                                      Pioneer Fund | Annual Report | 12/31/16 51

Fund Officers continued

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                     Other Directorships
Position Held With the Fund    Length of Service      Principal Occupation                            Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)          Since 2000. Serves at  Director - Fund Treasury of Pioneer; and        None
Assistant Treasurer            the discretion of the  Assistant Treasurer of all of the Pioneer
                               Board.                 Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)             Since 2002. Serves at  Fund Accounting Manager - Fund Treasury of      None
Assistant Treasurer            the discretion of the  Pioneer; and Assistant Treasurer of all of the
                               Board.                 Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)          Since 2009. Serves at  Fund Administration Manager - Fund Treasury of  None
Assistant Treasurer            the discretion of the  Pioneer since November 2008; Assistant
                               Board.                 Treasurer of all of the Pioneer Funds since
                                                      January 2009; and Client Service Manager -
                                                      Institutional Investor Services at State
                                                      Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)           Since 2010. Serves at  Chief Compliance Officer of Pioneer and of all  None
Chief Compliance Officer       the discretion of the  the Pioneer Funds since March 2010; Chief
                               Board.                 Compliance Officer of Pioneer Institutional
                                                      Asset Management, Inc. since January 2012;
                                                      Chief Compliance Officer of Vanderbilt Capital
                                                      Advisors, LLC since July 2012: Director of
                                                      Adviser and Portfolio Compliance at Pioneer
                                                      since October 2005; and Senior Compliance
                                                      Officer for Columbia Management Advisers, Inc.
                                                      from October 2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)           Since 2006. Serves at  Director - Transfer Agency Compliance of        None
Anti-Money Laundering Officer  the discretion of the  Pioneer and Anti-Money Laundering Officer of
                               Board.                 all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

52 Pioneer Fund | Annual Report | 12/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Pioneer Funds
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 18627-11-0217

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $25,539 payable to Deloitte & Touche LLP for the year ended
December 31, 2016 and $25,501 for the year ended December 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Fund were $7,128
payable to Deloitte & Touche LLP for the year ended
December 31, 2016 and $7,100 for the year ended December 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended December 31 2016 and 2015, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund were $7,128 payable to Deloitte & Touche LLP for the year ended
December 31, 2016 and $7,100 for the year ended December 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 1, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date March 1, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date March 1, 2017

* Print the name and title of each signing officer under his or her signature.